UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025

Guardian Pharmacy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42284	87-3627139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Galleria Parkway SE
Suite 800
Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 810-0089

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GRDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of Guardian Pharmacy Services, Inc. (the “Company”) approved the Company’s 2025 long-term incentive program (“LTIP”), consisting of restricted stock unit awards granted under the Company’s 2024 Equity and Incentive Compensation Plan. Pursuant to the LTIP, an award of restricted stock units having a grant date value of $240,000 was made to each of David Morris, the Company’s Executive Vice President and Chief Financial Officer, and Kendall Forbes, the Company’s Executive Vice President of Sales & Operations (each, an “RSU Award”). Each RSU Award will vest in full on February 5, 2028, the third anniversary of the grant date. The Company’s President and Chief Executive Officer, Fred Burke, requested that the Committee not make any additional equity awards to him in light of his existing level of ownership of the Company’s common stock and in order to facilitate a broader distribution of equity awards across the Company.

Also on February 5, 2025, the Committee approved payouts under the Company’s annual cash incentive awards for the 2024 fiscal year. Under the annual incentive award program for 2024, each of the Company’s executive officers were entitled to cash awards of 60% of their 2024 base salary based upon achievement of established target performance metrics of Company revenue, Company Adjusted EBITDA and residents served. As a result, the Committee approved payouts of the annual incentive awards at 100% of the target award for each of the executive officers in the amounts of $270,000 to Mr. Burke, $240,000 to Mr. Morris and $240,000 to Mr. Forbes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian Pharmacy Services, Inc.

February 11, 2025	By:	/s/ David K. Morris
		Name:	David K. Morris
		Title:	Executive Vice President and Chief Financial Officer